DEED OF RESTRAINT OF TRADE


     THIS DEED OF RESTRAINT OF TRADE (the "DEED") is entered into in Orem, Utah, effective as of the ____ day of July, 1997, by Australian Software Innovations (Services) Pty. Ltd. ACN 050-053-355, a limited company organized under the laws of Australia (the "SELLER"), Kilat Holdings Pty. Limited ACN 003-982-616, a limited company organized under the laws of Australia ("KILAT"), and Eng Lee and Mary Lee (collectively, the "SHAREHOLDERS"), individually, in favor of, and for the benefit of, Sento Technical Innovations Corporation, Utah corporation (the "BUYER").

                                    RECITALS

     A. Pursuant to an Option Agreement (the "OPTION AGREEMENT") dated as of the 10th day of September, 1996 between Buyer, Seller, Kilat and the Shareholders, Seller granted to Buyer and its nominee Centerpost Innovations Pty. Ltd. ACN 074-678-774 ("CENTERPOST") an option (the "OPTION") to purchase substantially all of the assets of Seller (the "ASSETS"), and Kilat and the Shareholders agreed to facilitate Buyer s purchase of the Assets.

     B. Eng Lee is the Managing Director of Seller, Kilat owns all of the issued and outstanding shares of the capital stock of Seller and the Shareholders own all of the issued and outstanding shares of the capital stock of Kilat.

     C. Buyer and Centerpost have elected to exercise the Option with respect to the Assets.

     D. Pursuant to the terms of the Option Agreement, Buyer and Centerpost have entered into an Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") and Buyer has entered into an Intellectual Property Purchase Agreement (the "INTELLECTUAL PROPERTY PURCHASE AGREEMENT"), both dated as of the date hereof, with Seller, Kilat and the Shareholders.

     E. Pursuant to the terms of the Option Agreement, Seller, Kilat and the Shareholders have agreed to enter into, and undertake the covenants and obligations set forth in, this Deed.

                                   WITNESSETH

     NOW THIS DEED WITNESSES, in consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Buyer, Seller, Kilat and the Shareholders agree as follows:

     1. PAYMENT. In consideration of the payment of the aggregate amount of Seventy Eight Thousand United States Dollars ($78,000), receipt of which is hereby acknowledged by each of Seller, Kilat and the Shareholders, Seller, Kilat and the Shareholders hereby agree to undertake and be bound by each of the covenants and obligations set forth in this Deed.

     2. COVENANTS. Each of Seller, Kilat and the Shareholders acknowledges the receipt of valuable consideration from Buyer in the form of the payment described in SECTION 1 above, as well as the covenants and obligations of Buyer set forth in the Asset Purchase Agreement and the Intellectual Property Purchase Agreement, as well as all other documents and agreements contemplated thereby (collectively, the "ACQUISITION DOCUMENTS"). In consideration of that valuable consideration and to protect the goodwill associated with the Assets, each of Seller, Kilat and the Shareholders covenants and agrees, for themselves and their respective Affiliates (as defined below), to be bound by the following restrictions:



          (a)  Commencing on the date of this Deed and continuing:

               (i)  for a period of twelve (12) months; and

               (ii) for a period of twelve (12) months from the first anniversary of the date of this Deed; and

               (iii) for a period of twelve (12) months from the second anniversary of the date of this Deed:

     none of them will be engaged or involved in any capacity in any business or activity in the Commonwealth of Australia or elsewhere which is the same as or similar to the business of Buyer, as successor to Seller in relation to the Assets; PROVIDED, HOWEVER, that the foregoing covenant shall not limit the ability of Seller or Eng Lee ("LEE"), one of the Shareholders, to provide the services expressly required under the terms of an Asset Purchase and Services Agreement dated June 30, 1997 among BMC Software, Inc., BMC Software (Cayman) LDC, Buyer, ASI and Lee.

          (b) If any of the prohibitions or restrictions contained in this Deed is judged by any court to go beyond what is reasonable in the circumstances, but would be reasonable and necessary if any activity were deleted or a period or area were reduced, then the prohibitions or restrictions will apply with that activity deleted or period or area reduced by the minimum amount determined necessary by the relevant court.

          (c) Each of the prohibitions and restrictions in this Deed has effect as a separate and several prohibition or restriction and is to be enforced accordingly.

          (d) Notwithstanding any of the other provisions of this Deed, Seller, Kilat, the Shareholders and their respective Affiliates may hold in the aggregate up to, but not more than, ten percent (10%) of the capital stock of a public company, the shares of which are quoted on the Australian Stock Exchange Limited, even though that company carried on any of the activities referred to in this clause.

          (e) Seller, Kilat and the Shareholders each acknowledge that all the prohibitions and restrictions contained in this Deed are reasonable in these circumstances and warrant that:

               (i) they have received independent legal advice with respect to this Deed;

               (ii) they consider such prohibitions and restrictions to go no further than reasonably necessary to protect the goodwill associated with the Assets; and

               (iii) damages would not be an adequate remedy to protect the goodwill associated with the Assets.

          (f) For purposes of this Deed, the term Affiliate shall mean, with respect to any specified person or entity, each other person or entity which, directly or indirectly, controls, is controlled by or is under common control with such specified person or entity (whether a general or limited partner), each officer, director or general partner of such specified entity, and each other person or entity who is the beneficial owner of five percent (5%) or more of any class of the voting securities of such specified entity or five percent (5%) or more in market value of the outstanding securities of such entity. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of all or any part of the management and policies of a specified person or entity, whether through the ownership of voting securities, by contract or otherwise.

          (g)  For purposes of this Deed, the term "engaged or involved in"


     includes direct or indirect involvement as a principal, agent, partner, employee, shareholder, member, unitholder, director, trustee, beneficiary, manager, consultant, adviser or financier.

     3. EXECUTION. This Deed is executed contemporaneously with the Acquisition Documents, dated as of the date hereof, by and among Buyer, Centerpost, Seller, Kilat and the Shareholders and is subject to the terms and conditions set forth therein. In the event the Asset Purchase Agreement and the Intellectual Property Purchase Agreement are not executed by each of Buyer, Centerpost (with respect to the Asset Purchase Agreement only), Seller, Kilat and the Shareholders, this Deed shall be of no force or effect.


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

     EXECUTED AS A DEED, as of the date first above written.

"SELLER":

THE COMMON SEAL of AUSTRALIAN SOFTWARE
INNOVATIONS (SERVICES) PTY. LTD
ACN 050-053-355, a limited company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:



_________________________          _________________________
Signature of Director              Signature of Director/Secretary

_________________________          _________________________
Print Name                         Print Name

_________________________          _________________________
Office Held                        Office Held


"KILAT":

THE COMMON SEAL of KILAT HOLDINGS PTY.
LIMITED ACN 003-982-616, a limited
company organized under the laws of Australia was hereunto affixed in accordance with its articles of association in the presence of:



_________________________          ______________________________
Signature of Director              Signature of Director/Secretary

_________________________          ______________________________
Print Name                         Print Name

_________________________          ______________________________
Office Held                        Office Held


"SHAREHOLDERS":



_________________________          ______________________________
Eng Lee, individually              Mary Lee, individually

SIGNED, SEALED AND DELIVERED BY THE SAID ENG LEE AND MARY LEE IN THE PRESENCE
OF: